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                                                                   Exhibit 10.6

                                  November 14, 1997



Consolidated Stainless, Inc.
1601 East Amelia Street
Orlando, FL  32803

    Re: Loan and Security Agreement ("Loan Agreement"), between Mellon Bank, N.A. ("Bank") and Consolidated Stainless, Inc. ("Borrower"), dated March 10, 1997

Gentlemen:

    This letter shall confirm the agreement by the Bank to waive only those Events of Default under the Loan Agreement resulting from the following:

    1. Failure by Borrower to comply with the financial covenants set forth in (a) Section 8.1(b) as of September 30, 1997; (b) Section 8.1(d) as of July 31, 1997, August 31, 1997 and September 30, 1997; (c) Section 8.1(e) as of the quarter ending September 30, 1997; (d) Section 8.1(f) as of the month ending September 30, 1997; and (e) Section 8.1(g) as of the quarter ending September 30, 1997.

    2. Failure by Borrower to reduce the Permitted Out-of -Formula Advance as required on September 10, 1997; and

    3. Defaults under the Subordinated Indebtedness; provided that Borrower delivers evidence satisfactory to Bank that the holders of the Subordinated Indebtedness have waived the defaults existing thereunder.

    In consideration for Bank's agreement herein, Borrower and Harvey B. Adams agree that, without the prior written consent of the Bank, no payments of any nature shall be made on account of the Subordinated Loan (as defined in that certain letter agreement between Bank, Borrower and Harvey B. Adams dated September 16, 1997).

    The Bank's agreement herein is expressly conditioned upon the execution and delivery by SunTrust Bank, Central Florida, N.A. of an amendment agreement or waiver letter with Borrower with respect to defaults by Borrower under that certain Loan Agreement between Borrower and SunTrust Bank, Central Florida, N.A., dated January 22, 1996, as amended from time to time. Such amendment agreement or waiver letter must be in form and content satisfactory to Bank in its sole discretion.

    Except as expressly set forth above, nothing contained herein shall be deemed a waiver of any other Events of Default, nor shall anything contained herein be deemed an obligation, agreement or commitment on the part of Bank to waive any future Events of Default.

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Consolidated Stainless, Inc.
November 14, 1997
Page 2

    Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and each of the other Loan Documents and all of Bank's rights and remedies thereunder remain in full force and effect and are hereby ratified, confirmed and continued.

    All capitalized terms used herein and not otherwise defined shall have the meanings provided therefore in the Loan Agreement.

                             Very truly yours,

                             MELLON BANK, N.A.


                             By:  _________________________________
                             Name/Title:  ____________________________


    The undersigned, intending to be legally bound hereby, acknowledge and agree to the foregoing.

                             CONSOLIDATED STAINLESS, INC.


                             By:  _________________________________
                             Name/Title:  _____________________________
                             Dated:    _________________________________



                             ______________________________________
                             Harvey B. Adams
                             Dated:  ________________________________



                             _______________________________________
                             Ronald J. Adams
                             Dated:    _________________________________